Exhibit 10.10

FIRST AMENDMENT

TO

SIXTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF
PETIQ HOLDINGS,  LLC

THIS FIRST AMENDMENT (this “Amendment”) TO THE SIXTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF PETIQ HOLDINGS, LLC (the “Company”), is effective as of January 5, 2018 (the “Effective Date”),  is made, authorized, and approved by the undersigned Managing Member (as defined below).  Capitalized terms not otherwise defined herein shall have the meanings set forth for such terms in the Sixth Amended and Restated Limited Liability Company Agreement of the Company, dated as of July 20, 2017 (as amended or restated from time to time, the “Agreement”).

RECITALS:

WHEREAS, pursuant to Section 9.5 of the Agreement, the Agreement may be amended with the consent of PetIQ, Inc., a Delaware corporation (the “Managing Member”); and

WHEREAS, the Managing Member now desires to amend the Agreement as hereinafter provided.

NOW, THEREFORE, the Managing Member hereby agrees to amend the Agreement as follows:

AGREEMENT:

1. Section 1.1 of the Agreement is hereby amended by deleting the defined term “Weekly Exchange Date” and inserting the following defined term in the appropriate alphabetical order therein:

“Monthly Exchange Date” means the First Exchange Date and the last Business Day of each month thereafter.

2. The first sentence of Section 3.8(a)(i) of the Agreement is hereby amended and restated as follows:

“Subject to Section 3.8(a)(ii), and subject to adjustment as provided in this Section 3.8, (i) each Existing Member, (ii) each Permitted Transferree of an Existing Member; provided that such Permitted Transferee is a direct equityholder of an Existing Member as of the First Exchange Date and (iii) each Member admitted on or after January 5, 2018. (each, an “Exchange Member”) shall be entitled to exchange with the Company (or, if PetIQ so elects, with PetIQ), from and after the expiration or written waiver of the lock-ups imposed by the Underwriters (the “First Exchange Date”) and each subsequent Monthly Exchange Date, or upon the written waiver of the lock-ups by the Underwriters, the lesser of 1,000 Units or all of such Exchange Member’s Units, or such greater amount in increments of 1,000 Units free and clear of all liens, encumbrances, rights of first refusal, and the like; provided, the number of Units to be exchanged by an Exchange Member on each Monthly Exchange Date may not exceed the greater of (A) 20,000 Units or (B) 1/36th of the Units held by such Member as of the First Exchange Date or, if later, the date on which such Member first acquired any Units (the “Exchange Limitation”).”

3. The following sentence shall be added as the new last sentence of Section 3.8(a)(i) of the Agreement:

AmericasActive:13104021.1

“Notwithstanding the foregoing, the Exchange Limitation set forth in this Section 3.8(a)(i) shall not apply with respect to an Exchange Member’s exchange of Units in connection with a registered offering consummated pursuant to the terms of (a) that certain Registration Rights Agreement, dated July 20, 2017, by and among the Managing Member and the other parties thereto or (b) a Registration Rights Agreement, entered into after January 5, 2018, by and among the Managing Member and certain newly admitted Members party thereto, as applicable.”

4. Section 3.8(b) and Section 3.8(c) of the Agreement are hereby amended to replace each reference to “Weekly Exchange Date” therein to “Monthly Exchange Date”.
5. Section 3.8 and Section 7.3 of the Agreement are hereby amended to replace each reference to “Existing Member” therein to “Exchange Member”.
6. The first sentence of Section 4.4 of the Agreement is hereby amended and restated as follows:

“Each Member shall, to the fullest extent permitted by law, indemnify and hold harmless the Company, the Managing Member and each other Person who is or who is deemed to be the responsible withholding agent for United States federal, state or local or foreign income tax purposes against all claims, liabilities and expenses of whatever nature relating to the Company’s, the Managing Member’s or such other Person’s obligation to withhold and to pay over, or otherwise to pay, any withholding or other taxes (including any taxes imposed by the Bipartisan Budget Act of 2015) payable by the Company, the Managing Member or any of their Affiliates with respect to such Member or as a result of such Member’s ownership of Units, Transfer of Units (including by Exchange) or participation in the Company. A Member’s obligation to pay or indemnify for a tax (and related interest and penalties) shall survive the Member selling or otherwise disposing of its interest in the Company and the termination, dissolution, liquidation, or winding up of the Company.”

7. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts of law provisions) of the State of Delaware.
8. Except as amended herein, all terms and provisions contained in the Agreement shall remain in full force and effect.

9. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original instrument and all of which together shall constitute a single instrument.  Execution and delivery of this Amendment by electronic exchange bearing the copies of a party’s signature shall constitute a valid and binding execution and delivery of this Amendment by such party.  Such electronic copies shall constitute enforceable original documents.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned Managing Member has executed this Amendment as of the date first set forth above.

MANAGING MEMBER:

PETIQ, INC.
By:_/s/ McCord Christensen_______________ Name: McCord Christensen Title: Chief Executive Officer

[Signature Page to PetIQ Holdings, LLC - First Amendment to

Sixth Amended and Restated Limited Liability Company Agreement]

IN WITNESS WHEREOF, the undersigned Members have executed this Amendment as of the date first set forth above.

MEMBERS:

CHRISTENSEN VENTURES, LLC
By:_/s/ McCord Christensen_______________ Name: McCord Christensen Title: Managing Member

[Signature Page to PetIQ Holdings, LLC - First Amendment to

Sixth Amended and Restated Limited Liability Company Agreement]

KENNEDY FAMILY INVESTMENTS, LLC
By:_/s/ Ronald Kennedy_______________ Name: Ronald Kennedy Title: Manager

LABORE ET HONORE LLC TS F SERIES
By:_/s/ James N. Clarke_______________ Name: James N. Clarke Title: Manager

LEBORE ET HONORE LLC TS E SERIES
By:_/s/ James N. Clarke_______________ Name: James N. Clarke Title: Manager

LABORE ET HONORE LLC TS PREFERRED SERIES
By:_/s/ James N. Clarke_______________ Name: James N. Clarke Title: Manager

LABORE ET HONORE LLC TS C SERIES
By:_/s/ James N. Clarke_______________ Name: James N. Clarke Title: Manager

LABORE ET HONORE LLC TS FOUNDERS SERIES
By:_/s/ James N. Clarke_______________ Name: James N. Clarke Title: Manager

LABORE ET HONORE LLC
By:_/s/ James N. Clarke_______________ Name: James N. Clarke Title: Manager

THE JNC TRUST
By:_/s/ Andrea M. Clarke_______________ Name: Andrea M. Clarke Title: Trustee

JAMES N. CLARKE IRREVOCABLE TRUST, dated December 27, 2012
By:_/s/ Andrea M. Clarke_______________ Name: Andrea M. Clarke Title: Trustee

ANDREA M. CLARKE IRREVOCABLE TRUST, dated December 27, 2012
By:_/s/ James N. Clarke_______________ Name: James N. Clarke Title: Trustee

TRUE SCIENCE FOUNDERS, LLC
By:_/s/ Ronald Kennedy_______________ Name: Ronald Kennedy Title: President